EXHIBIT 10.9

                  NOTE AND WARRANT PURCHASE AGREEMENT AMENDMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT AMENDMENT (this "Agreement") is effective as of December 7, 2004, by and between Swiss Medica, Inc., a Delaware corporation (the "Company") and Strategic Equity Corp. (the "Lender");

WHEREAS:

      1. The Lender and the Company have executed a Note and Warrant Purchase Agreement and a Security Agreement dated December 6, 2004 (the "Security Documents") to secure a loan of $600,000 dollars CAD;

      2. The Lender has agreed to loan an additional $105,000 USD to the Company; and

      3. The Company has agreed to issue an additional Note for $105,000 USD (the "Additional Note") to the Lender in the form attached hereto as Schedule "A" in accordance with the terms of the Security Documents;

NOW THEREFORE in consideration of the premises contained herein and other good and valuable consideration the parties hereto agree:

      1. The Agreement shall be amended by the creation of Section 1.1(a) The Additional Loan and Note as follows:

            "1.1(a) The Additional Loan and Additional Note. Subject to the terms and conditions of the Agreement, Lender agrees to loan the Company an amount of $105,000 USD on or before December 10, 2004. The Loan shall be governed by the terms and conditions of, and repaid in accordance with this Agreement and the Additional Note in the form attached hereto as Exhibit A -1, to be issued by the Company to the Lender to evidence the advance and executed on or before December 10, 2004. The Additional Note shall be secured by the Security Agreement.

      2. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Note and Warrant Purchase Agreement Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:                                     LENDER:

SWISS MEDICA, INC.                           STRATEGIC EQUITY CORP.


By: /s/ Raghu N. Kilambi                     By: /s/ Dave Bulloch
    --------------------                         ----------------
     Raghu N. Kilambi,                           Dave Bulloch
     Chief Executive Officer                     Director, Business Development